================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 20, 2002

                        Commission file number 001-14989


                            WESCO INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                DELAWARE                                25-1723342
      (State or other jurisdiction          (IRS Employer Identification No.)
           of incorporation or
              organization)

             COMMERCE COURT
     FOUR STATION SQUARE, SUITE 700
     PITTSBURGH, PENNSYLVANIA 15219                     (412) 454-2200
(Address of principal executive offices)        (Registrant's telephone number,
                                                      including area code)


                                       N/A
          (Former name or former address, if changed since last report)



================================================================================

ITEM 5.  OTHER EVENTS.


     WESCO International, Inc. ("WESCO" or the "Company") is furnishing the following information under Item 5 of this Current Report on Form 8-K.

     On August 20, 2002, Standard & Poor's Ratings Services revised its outlook on WESCO Distribution, Inc., a wholly owned subsidiary of WESCO, to negative from stable because of the uncertainties regarding the timing and magnitude of recovery of its key industrial and construction markets. At the same time, Standard & Poor's affirmed its "BB-" corporate credit rating on WESCO Distribution, Inc. A copy of the Standard & Poor's Ratings Outlook is attached hereto as Exhibit 99.1.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                August 22, 2002        WESCO International, Inc.
               ------------------      ----------------------------------------
                     (Date)


                                       \s\ Stephen A. Van Oss
                                       ----------------------------------------
                                       Stephen A. Van Oss
                                       Vice President, Chief Financial Officer

EXHIBIT INDEX


Exhibit 99.1: Standard & Poor's Ratings Services outlook on WESCO
              Distribution, Inc.